DUNHAM FUNDS

Supplement dated October 9, 2015 to the Statement of Additional Information dated February 27, 2015 (the “SAI”).  This Supplement updates and supersedes any contrary information contained in the SAI.

Effective immediately, the following paragraph is added on page 8 of the SAI:

BORROWING. The Funds participate in a $40,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

In addition, the following paragraph is added on page 29 of the SAI:

LENDING OF FUND SECURITIES. The Funds may lend their securities. Securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. In determining whether to lend securities, the Adviser or its agent, will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Finally, the following paragraph is added after the second full paragraph on page 90 of the SAI:

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Trustees may instruct a Sub-Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses. Currently, the Funds have such an

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agreement with Convergex Execution Solutions, LLC (“Convergex”). However, a Fund may enter into agreements with other broker-dealers as well. Convergex is affiliated with Mellon Capital Management Corp. and as a result the Dunham Dynamic Macro Fund must comply with Rule 17e-1 under the 1940 Act to participate in this program. The brokerage of one Fund will not be used to help pay the expenses of any other Fund.

You should read this Supplement in conjunction with the SAI. The SAI is available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

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